Filed Pursuant to Rule 497(e)
1933 Act File No. 033-06836
1940 Act File No. 811-04722
PROVIDENT MUTUAL FUNDS, INC.
Provident Trust Strategy Fund

Supplement dated September 13, 2023
to the Statement of Additional Information (“SAI”)
dated January 31, 2023, as supplemented

At a meeting of the Board of Directors (the “Board”) of Provident Mutual Funds, Inc. (the “Corporation”) held on September 12, 2023, the Board accepted the resignation of Mr. Robert H. Manegold as an Independent Director and as a member of the Corporation's Audit Committee and Nominating Committee, effective September 13, 2023. All references to Mr. Manegold as a Director, member of the Audit Committee and member of the Nominating Committee are hereby removed. Effective September 13, 2023, Mr. Willard T. Walker, Jr. will serve as chairman of the Nominating Committee.

Please retain this supplement with your Statement of Additional Information for future reference.